UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/29/2011

GeoResources, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-8041

Colorado	84-0505444
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090-1629
(Address of principal executive offices, including zip code)

(281) 537-9920
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2011, Collis P. Chandler, III submitted his resignation from the Board of Directors of GeoResources, Inc. (the "Registrant"), effective August 1, 2011. Mr. Chandler's resignation was not the result of any disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant's operations, policies or practices. As previously disclosed in the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2011, Mr. Chandler wishes to pursue personal interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeoResources, Inc.

Date: August 04, 2011	By:	/s/ Frank A. Lodzinski
Frank A. Lodzinski
President and Chief Executive Officer